Discussion Materials March 3, 2009

EBITDA Comparison We have updated the analysis in this book since 12/31/08 to reflect: Changes in Management’s projections New commodity prices EBITDA Comparison — Strip Case EBITDA Comparison — Upside Case $80.0 $90.0 $81.7 $80.7 $67.5 $68.5 $77.1 $70.0 $65.5 $80.0 $72.2 $70.0 $60.0 $54.3 $61.0 $64.6 $61.4 $62.3 $48.0 $49.3 $60.0 $55.1 $50.0 $43.8 millions) millions) $41.4 $50.0 $43.9 $46.0 $40.0 in $40.3 in $40.0 $ $ ($ 30.0 ( $30.0 $20.0 $20.0 $10.0 $10.0 $0.0 $0.0 2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 12/31/08 Strip EBITDA 2/20/09 Strip EBITDA 12/31/08 Upside EBITDA 2/20/09 Upside EBITDA Note: Based on Management’s guidance. EBITDA before elimination of public company costs ($1.0 million per year) Commodity prices are projections as of December 31, 2008 and February 20, 2009 Project Double Barrel, 3/3/09 2

EBITDA Comparison

- The following tables reconcile the current EBITDA estimates with the 12/31/08 EBITDA estimates in the strip and upside cases.

EBITDA Bridge – Strip Case

Strip Case EBITDA Bridge (12/31/08 - 2/20/09)	2009	2010	2011	2012	2013	Total
EBITDA with 12/31 Model and Strip Pricing	**$41.4**	**$48.0**	**$65.5**	**$67.5**	**$68.5**	**$290.9**
Impact of new Management model	(3.3)	(2.3)	(10.5)	(8.2)	(5.1)	(29.4)
Impact of commodity prices	2.2	0.3	(11.3)	(10.1)	(9.1)	(27.9)
EBITDA with 2/20 Model and Strip Pricing	**$40.3**	**$46.0**	**$43.8**	**$49.3**	**$54.3**	**$233.8**
% Change	*(2.7%)*	*(4.0%)*	*(33.1%)*	*(26.9%)*	*(20.8%)*	*(19.6%)*
PV of EBITDA change (in millions) [1]	*($28.3)*					
Per Unit [1]	*($2.97)*					

[1] At a 25% discount rate and midyear cash flows realization. Based on 9.533 million MLP units outstanding

EBITDA Bridge – Upside Case

Upside Case EBITDA Bridge (12/31/08 - 2/20/09)	2009	2010	2011	2012	2013	Total
EBITDA with 12/31 Model and Upside Case Pricing	**$61.0**	**$72.2**	**$77.1**	**$81.7**	**$80.7**	**$372.6**
Impact of new Management model	(3.3)	(2.4)	(9.8)	(7.3)	(3.8)	(26.6)
Impact of commodity prices	(13.7)	(8.4)	(12.2)	(12.2)	(12.3)	(58.8)
EBITDA with 2/20 Model and Upside Case Pricing	**$43.9**	**$61.4**	**$55.1**	**$62.3**	**$64.6**	**$287.3**
% Change	*(27.9%)*	*(15.0%)*	*(28.5%)*	*(23.8%)*	*(19.9%)*	*(22.9%)*
PV of EBITDA change (in millions) [1]	*($50.3)*					
Per Unit [1]	*($5.28)*					

[1] At a 25% discount rate and mid-year cash flows realization. Based on 9.533 million MLP units outstanding

Note: EBITDA before elimination of public company costs ($1.0 million per year)

WACHOVIA SECURITIES
Project Double Barrel, 3/3/09 ■ 3

Commodity Price Assumptions — Strip Case Crude Oil ($/Bbl) Natural Gas ($/Mcf) $80.00 $8.00 $72.79 $7.26 $7.20 $7.13 $71.14 $7.10 $68.79 $6.84 $6.95 $70.00 $65.25 $7.00 $6.63 $63.88 $62.76 $59.34 $6.08 $5.96 $60.00 $6.00 $54.44 $53.77 $50.00 $5.00 $4.65 $44.54 $40.00 $4.00 $30.00 $3.00 $20.00 $2.00 $10.00 $1.00 $0.00 $0.00 2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 12/31/08 NYMEX Oil Price 2/20/09 NYMEX Oil Price 12/31/08 NYMEX Gas Price 2/20/09 NYMEX Gas Price Conway Average Basket ($/Gal) Mont Belvieu Average Basket ($/Gal) $1.20 $1.20 $1.11 $1.09 $1.05 $1.05 $1.01 $1.02 $0.97 $0.99 $0.97 $1.00 $1.00 $0.93 $0.92 $0.88 $0.78 $0.76 $0.80 $0.74 $0.74 $0.80 $0.72 $0.71 $0.71 $0.67 $0.60 $0.60 $0.40 $0.40 $0.20 $0.20 $0.00 $0.00 2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 12/31/08 Conway Opis Basket Average 2/20/09 Conway Opis Basket Average 12/31/08 Mont Belvieu Basket Average 2/20/09 Mont Belvieu Basket Average Note: Based on Wachovia Commodities Group, with NGL prices based on NGL-to-crude ratios provided by management (6-month average for 12/31/08 and 12-month average for 2/20/09) Project Double Barrel, 3/3/09 4

Commodity Price Assumptions — Upside Case Crude Oil ($/Bbl) Natural Gas ($/Mcf) $90.00 $85.00 $85.00 $12.00 $80.00 $80.00 $75.00 $75.00 $75.00 $10.00 $10.00 $70.00 $70.00 $10.00 $9.50 $70.00 $65.00 $8.75 $8.25 $60.00 $8.00 $7.50 $7.50 $7.00 $48.05 $6.50 $50.00 $6.00 $5.00 $40.00 $30.00 $4.00 $20.00 $2.00 $10.00 $0.00 $0.00 2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 12/31/08 NYMEX Oil Price 2/20/09 NYMEX Oil Price 12/31/08 NYMEX Gas Price 2/20/09 NYMEX Gas Price Conway Average Basket ($/Gal) Mont Belvieu Average Basket ($/Gal) $1.40 $1.40 $1.30 $1.30 $1.22 $1.22 $1.22 $1.16 $1.16 $1.15 $1.20 $1.15 $1.20 $1.11 $1.11 $1.09 $1.08 $1.07 $1.01 $1.04 $1.01 $0.96 $1.00 $1.00 $0.79 $0.80 $0.76 $0.80 $0.60 $0.60 $0.40 $0.40 $0.20 $0.20 $0.00 $0.00 2009 2010 2011 2012 2013 2009 2010 2011 2012 2013 12/31/08 Conway Opis Basket Average 2/20/09 Conway Opis Basket Average 12/31/08 Mont Belvieu Basket Average 2/20/09 Mont Belvieu Basket Average Note: Based on Wachovia Commodities Group, with NGL prices based on NGL-to-crude ratios provided by management (6-month average for 12/31/08 and 12-month average for 2/20/09) Project Double Barrel, 3/3/09 5

Returns Comparison Based on the offer prices of $9.50 per HLND unit and $3.20 per HPGP unit and a 9.0x exit multiple, 2013 IRR and cash on cash returns have decreased by approximately 13.0% and 0.9x, respectively for the Strip Case and 21.0% and 1.1x, respectively for the Upside Case. IRR Comparison — Strip Case Cash-on-Cash Comparison — Strip Case 40.0% 3.0x 2.8x 36.1% 2.6x 35.0% 2.4x 31.3% 2.5x 30.0% 28.0% 1.9x 2.0x 25.0% 1.6x 20.0% 1.5x 1.3x 15.0% 13.4% 15.0% 9.8% 1.0x 10.0% 0.5x 5.0% 0.0% 0.0x 2011 2012 2013 2011 2012 2013 12/31/08 IRR 2/20/09 IRR 12/31/08 Cash-on-Cash 2/20/09 Cash-on-Cash IRR Comparison — Upside Case Cash-on-Cash Comparison — Upside Case 70.0% 4.0x 3.7x 62.6% 3.6x 60.0% 3.5x 3.2x 54.4% 47.6% 3.0x 50.0% 2.6x 2.4x 2.5x 40.0% 1.9x 28.8% 29.0% 2.0x 26.5% 30.0% 1.5x 20.0% 1.0x 10.0% 0.5x 0.0% 0.0x 2011 2012 2013 2011 2012 2013 12/31/08 IRR 2/20/09 IRR 12/31/08 Cash-on-Cash 2/20/09 Cash-on-Cash Note: Cash on Cash Returns calculated as all equity receipts / equity investments Project Double Barrel, 3/3/09 6

Returns Based on 2/20/09 Commodity Prices and Current Projections Project Double Barrel, 3/3/09 7

Go Private Assumptions

General Assumptions

- 4.0 million of HLND and 8.4 million units of HPGP are purchased for total consideration of $64.4 million.
  - $9.50 per HLND unit (20.3% premium to 1/14/09 close)
  - $3.20 per HPGP unit (21.2% premium to 1/14/09 close)
  - 9.0x 2009E EBITDA based on management guidance
- $1.0 million in savings from elimination of public company costs.
- Free cash flow used to repay revolver.
  - Dividends allowed to the extent that the debt balance will not exceed 4.0x EBITDA in the current year or future years
- Acquisition financed with revolver and cash from equity investor(s).
  - Target leverage at close of 4.0x 2009E EBITDA
  - Existing revolver remains in place
- Requires $93.6 million in additional equity to comply with debt covenants.
- Total cash outlay of $158.0 million.
- Interest expense based on current pricing grid.
- Commodity prices as of 2/20/09.
- LIBOR curve as used by management.

Purchase Price Analysis

($ in millions, except per unit amounts)	HLND			HPGP		
Current Units	Units	% of Total	$ Value (MM)	Units	% of Total	% Mkt Value
Harold Hamm	0	0.0%	$0.0	13,244,675	61.3%	$35.0
HPGP Ownership	5,381,471	57.6%	42.5	0	0.0%	0.0
Purchased Units						
Other Insiders	58,748	0.6%	$0.5	203,808	0.9%	$0.5
Total Insiders	5,440,219	58.2%	43.0	13,448,483	62.2%	35.5
Institutional Ownership	2,529,290	27.1%	20.0	6,016,139	27.8%	15.9
Public Ownership	1,372,826	14.7%	10.8	2,142,878	9.9%	5.7
Total Purchased	3,960,864	42.4%	$31.3	8,362,825	38.7%	$22.1
Total Outstanding	9,342,335	100.0%	$73.8	21,607,500	100.0%	$57.0
Current Unit Price			$7.90			$2.64
Current Market Value of Purchased Units			$31.3			$22.1
Total Market Capitalization			$73.8			$57.0
1/14/09 Unit Price			$7.90			$2.64
% Premium			20.3%			21.2%
Purchase Price per Unit			$9.50			$3.20
30-day VWAP[1] (as of 1/14/09)			$7.39			$3.11
Offer Premium to 30-day VWAP			28.6%			2.8%
Cash Consideration Offered			$37.6			$26.8
Implied Equity Value			$88.8			$69.1
Less: Value of HLND Units Owned by HPGP			NA			(51.1)
Net Debt Outstanding[2]			256.5			0.3
Implied Enterprise Value			$345.2			$18.3
2008 EBITDA[2]			$67.0			
2009E EBITDA[3]			$40.3			
2010E EBITDA[3]			$46.0			
Implied Multiple of 2008 EBITDA			5.2x			
Implied Multiple of 2009E EBITDA			8.6x			
Implied Multiple of 2010E EBITDA			7.5x			
Total Purchase Price						$64.4
Total Implied Equity Value						$106.8
Total Net Debt						256.8
Total Implied Enterprise Value						$363.5
Implied Multiple of LTM EBITDA						5.3x
Implied Multiple of 2008 EBITDA						5.4x
Implied Multiple of 2009E EBITDA						9.0x
Implied Multiple of 2010E EBITDA						7.9x

[1] Based on Bloomberg
[2] Based on management guidance as of 12/31/08
[3] Based on management guidance

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 8

Returns Analysis Internal Rate of Return — Strip Case Cash On Cash Returns — Strip Case 25.0% 3.0x 21.6% 21.7% 21.2% 2.4x 20.0% 2.5x 2.1x 13.4% 15.0% 15.0% 1.9x 2.0x 1.8x 9.8% 1.6x 10.0% 6.7% 1.3x 1.5x 1.3x Internal Rate of Return 5.0% 2.5% Cash on Cash 1.1x 0.9x 1.0x 0.0% (5.5%) (5.0%) 0.5x (10.0%) 0.0x 2011 2012 2013 2011 2012 2013 7.0x EBITDA Exit Multiple 9.0x EBITDA Exit Multiple 11.0x EBITDA Exit Multiple 7.0x EBITDA Exit Multiple 9.0x EBITDA Exit Multiple 11.0x EBITDA Exit Multiple Internal Rate of Return — Upside Case Cash On Cash Returns — Upside Case 3.5x 3.2x 45.0% 40.7% 3.0x 40.0% 37.2% 3.0x 2.5x 2.6x 35.0% 32.6% 2.4x 2.5x 28.8% 29.0% 30.0% 1.9x 1.9x 26.5% 2.0x 1.7x 25.0% 18.5% 18.7% 1.4x 20.0% Cash on Cash 1.5x Internal Rate of Return 13.7% 15.0% 1.0x 10.0% 0.5x 5.0% 0.0% 0.0x 2011 2012 2013 2011 2012 2013 7.0x EBITDA Exit Multiple 9.0x EBITDA Exit Multiple 11.0x EBITDA Exit Multiple 7.0x EBITDA Exit Multiple 9.0x EBITDA Exit Multiple 11.0x EBITDA Exit Multiple Note: IRR and Cash on Cash Returns assumes a $9.50 and $3.20 purchase price of HLND units and HPGP units, respectively Cash on Cash Returns calculated as all equity receipts / equity investments Project Double Barrel, 3/3/09 9

Returns Sensitivity Analysis

5-Year Equity IRR – Strip Case

	Unit Price		% Prem/(Disc)[1]		Purchase	Market		TEV / 2009E	2013 Trailing EBITDA Exit Multiple					
	HLND	HPGP	HLND	HPGP	Price	Cap	TEV	EBITDA	7.0x	8.0x	9.0x	10.0x	11.0x	12.0x
Premium to Unit Price	$7.00	$2.20	(11.4%)	(16.7%)	$46.1	$75.3	$332.0	8.2x	11.0%	15.6%	19.5%	22.9%	25.9%	28.7%
	$7.50	$2.40	(5.1%)	(9.1%)	$49.8	$81.6	$338.3	8.4x	10.1%	14.6%	18.5%	21.9%	24.9%	27.7%
	$8.00	$2.60	1.3%	(1.5%)	$53.4	$87.9	$344.6	8.6x	9.2%	13.7%	17.5%	20.9%	23.9%	26.7%
	$8.50	$2.80	7.6%	6.1%	$57.1	$94.2	$350.9	8.7x	8.3%	12.8%	16.6%	20.0%	23.0%	25.7%
	$9.00	$3.00	13.9%	13.6%	$60.7	$100.5	$357.2	8.9x	7.5%	12.0%	15.8%	19.1%	22.1%	24.8%
	$9.50	$3.20	20.3%	21.2%	$64.4	$106.8	$363.5	9.0x	6.7%	11.2%	15.0%	18.3%	21.2%	23.9%

[1] Based on January 14, 2009 closing price of $7.90 and $2.64 for HLND and HPGP, respectively

5-Year Equity IRR – Upside Case

	Unit Price		% Prem/(Disc)[1]		Purchase	Market		TEV / 2009E	2013 Trailing EBITDA Exit Multiple					
	HLND	HPGP	HLND	HPGP	Price	Cap	TEV	EBITDA	7.0x	8.0x	9.0x	10.0x	11.0x	12.0x
Premium to Unit Price	$7.00	$2.20	(11.4%)	(16.7%)	$46.1	$75.3	$332.0	7.6x	24.6%	28.8%	32.5%	35.8%	38.7%	41.4%
	$7.50	$2.40	(5.1%)	(9.1%)	$49.8	$81.6	$338.3	7.7x	23.3%	27.5%	31.2%	34.4%	37.4%	40.0%
	$8.00	$2.60	1.3%	(1.5%)	$53.4	$87.9	$344.6	7.8x	22.0%	26.3%	29.9%	33.2%	36.1%	38.7%
	$8.50	$2.80	7.6%	6.1%	$57.1	$94.2	$350.9	8.0x	20.9%	25.1%	28.7%	32.0%	34.9%	37.5%
	$9.00	$3.00	13.9%	13.6%	$60.7	$100.5	$357.2	8.1x	19.8%	24.0%	27.6%	30.8%	33.7%	36.3%
	$9.50	$3.20	20.3%	21.2%	$64.4	$106.8	$363.5	8.3x	18.7%	22.9%	26.5%	29.7%	32.6%	35.2%

[1] Based on January 14, 2009 closing price of $7.90 and $2.64 for HLND and HPGP, respectively

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 10

Sources and Uses, Capitalization and Credit Metrics – Strip Case

Sources and Uses

($ in Millions)

Sources		Uses	
New Equity (Cash to Deleveer)	$93.6	Partial Repayment of Debt	$93.6
New Equity (Cash to HLND & HPGP)	64.4	Purchase of Public Equity	64.4
Revolver	2.0	Fees and Expenses	2.0
Total Sources	$160.0	Total Uses	$160.0

Pro Forma Capitalization

($ in Millions)	Pro Forma Capitalization $	Pro Forma Capitalization %	Cumulative PF 12/31/2009 Leverage[1]	Cumulative PF 12/31/2010 Leverage[2]
Revolver	$165.1	44.9%		
Total Senior Secured Debt	165.1	44.9%	4.0x	3.5x
Capital Leases	4.6	1.2%		
Total Debt	169.7	46.1%	4.1x	3.6x
Equity	198.4	53.9%		
Total Capitalization	$368.1	100.0%	8.9x	7.8x

[1] Based on Pro Forma 12/31/09 Adjusted EBITDA of: $41.3

[2] Based on Pro Forma 12/31/10 Adjusted EBITDA of: $47.0

Credit Metrics[1]

($ in Millions)	2008	2009	2010	2011	2012	2013
		Projected				
Revenue	$387.7	$238.2	$301.4	$322.5	$337.6	$348.4
% Growth	n/a	(38.6%)	26.5%	7.0%	4.7%	3.2%
EBITDA	$66.4	$41.3	$47.0	$44.8	$50.3	$55.3
% Margin	17.1%	17.3%	15.6%	13.9%	14.9%	15.9%
Less: Working Capital Usage		($3.5)	$0.6	($0.1)	$0.5	$0.5
Less: Total Cash Interest Expense		6.9	6.9	8.5	10.0	11.7
Less: Maintenance Capital Expenditures		7.6	8.7	9.0	9.4	9.7
Less: Expansion Capital Expenditures		20.1	21.3	21.0	20.6	20.3
Free Cash Flow Before Debt Repayment		$10.1	$9.5	$6.4	$9.7	$13.1
Less: Capital Lease Payments		0.3	0.3	0.3	0.3	0.3
Excess Cash Flow Available for Debt Sweep, Incremental CapEx or Dividends		$9.9	$9.2	$6.1	$9.5	$12.8
Revolver (Repayments)/Borrowings		($4.3)	$20.9	($6.1)	$22.0	$20.3
Equity (Infusion)/Dividend		$5.6	$30.1	$0.0	$31.5	$33.1
Cash Balance (End of Year)	$1.3	$1.3	$1.3	$1.3	$1.3	$1.3
Senior Secured Debt Balance (End of Year)	$165.1	$160.8	$181.7	$175.6	$197.6	$217.9
Total Debt Balance (End of Year)	$169.7	$165.1	$185.8	$179.4	$201.2	$221.2
Leverage Statistics						
Senior Secured Debt / EBITDA	2.5x	3.9x	3.9x	3.9x	3.9x	3.9x
Total Debt / EBITDA	2.6x	4.0x	3.9x	4.0x	4.0x	4.0x
EBITDA / Interest Expense	11.5x	6.0x	6.8x	5.3x	5.0x	4.7x

[1] Assumes 12/31/08 close

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 11

Sources and Uses, Capitalization and Credit Metrics – Upside Case

Sources and Uses

($ in Millions)

Sources		Uses	
New Equity (Cash to Deleware)	$93.6	Partial Repayment of Debt	$93.6
New Equity (Cash to HLND & HPGP)	64.4	Purchase of Public Equity	64.4
Revolver	2.0	Fees and Expenses	2.0
Total Sources	$160.0	Total Uses	$160.0

Pro Forma Capitalization

($ in Millions)	Pro Forma Capitalization $	Pro Forma Capitalization %	Cumulative PF 12/31/2009 Leverage [1]	Cumulative PF 12/31/2010 Leverage [2]
Revolver	$165.1	44.9%		
Total Senior Secured Debt	165.1	44.9%	3.7x	2.6x
Capital Leases	4.6	1.2%		
Total Debt	169.7	46.1%	3.8x	2.7x
Equity	198.4	53.9%		
Total Capitalization	$368.1	100.0%	8.2x	5.9x

[1] Based on Pro Forma 12/31/09 Adjusted EBITDA of: $44.9

[2] Based on Pro Forma 12/31/10 Adjusted EBITDA of: $62.4

Credit Metrics[1]

($ in Millions)	2008	2009	2010	2011	2012	2013
		Projected				
Revenue	$387.7	$255.5	$338.4	$354.4	$380.6	$383.3
% Growth	n/a	(34.1%)	32.5%	4.7%	7.4%	0.7%
EBITDA	$66.4	$44.9	$62.4	$56.1	$63.3	$65.6
% Margin	17.1%	17.6%	18.4%	15.8%	16.6%	17.1%
Less: Working Capital Usage		($3.2)	$1.6	($0.4)	$0.7	$0.3
Less: Total Cash Interest Expense		7.1	8.1	10.6	12.4	14.1
Less: Maintenance Capital Expenditures		7.6	8.7	9.0	9.4	9.7
Less: Expansion Capital Expenditures		20.1	21.3	21.0	20.6	20.3
Free Cash Flow Before Debt Repayment		$13.3	$22.6	$15.9	$20.2	$21.2
Less: Capital Lease Payments		0.3	0.3	0.3	0.3	0.3
Excess Cash Flow Available for Debt Sweep, Incremental CapEx or Dividends		$13.0	$22.4	$15.7	$19.9	$20.9
Revolver (Repayments)/Borrowings		$10.3	$61.0	($15.7)	$28.8	$9.6
Equity (Infusion)/Dividend		$23.3	$83.4	$0.0	$48.7	$30.6
Cash Balance (End of Year)	$1.3	$1.3	$1.3	$1.3	$1.3	$1.3
Senior Secured Debt Balance (End of Year)	$165.1	$175.4	$236.4	$220.8	$249.6	$259.2
Total Debt Balance (End of Year)	$169.7	$179.7	$240.5	$224.5	$253.1	$262.5
Leverage Statistics						
Senior Secured Debt / EBITDA	2.5x	3.9x	3.8x	3.9x	3.9x	4.0x
Total Debt / EBITDA	2.6x	4.0x	3.9x	4.0x	4.0x	4.0x
EBITDA / Interest Expense	11.5x	6.3x	7.7x	5.3x	5.1x	4.6x

[1] Assumes 12/31/08 close

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 12

Returns Based on 12/31/08 Commodity Prices and Prior Projections Project Double Barrel, 3/3/09 13

Go Private Assumptions

General Assumptions

- 4.0 million of HLND and 8.4 million units of HPGP are purchased for total consideration of $64.4 million.
  - $9.50 per HLND unit (20.3% premium to 1/14/09 close)
  - $3.20 per HPGP unit (21.2% premium to 1/14/09 close)
  - 8.8x 2009E EBITDA based on management guidance
- $1.0 million in savings from elimination of public company costs.
- Free cash flow used to repay revolver.
  - Dividends allowed up to 4.0x debt/EBITDA
- Acquisition financed with revolver and cash from equity investor(s).
  - Target leverage at close of 4.0x 2009E EBITDA
  - Existing revolver remains in place
- Requires $89.2 million in additional equity to comply with debt covenants.
- Total cash outlay of $153.6 million.
- Interest expense based on current pricing grid.
- Commodity prices as of 12/31/08.
- LIBOR curve as used by management.

Purchase Price Analysis

($ in millions, except per unit amounts)	HLND			HPGP		
Current Units	Units	% of Total	$ Value (MM)	Units	% of Total	% Mkt Value
Harold Hamm	0	0.0%	$0.0	13,244,675	61.3%	$35.0
HPGP Ownership	5,381,471	57.6%	42.5	0	0.0%	0.0
Purchased Units						
Other Insiders	58,748	0.6%	$0.5	203,808	0.9%	$0.5
Total Insiders	5,440,219	58.2%	43.0	13,448,483	62.2%	35.5
Institutional Ownership	2,529,290	27.1%	20.0	6,016,139	27.8%	15.9
Public Ownership	1,372,826	14.7%	10.8	2,142,878	9.9%	5.7
Total Purchased	3,960,864	42.4%	$31.3	8,362,825	38.7%	$22.1
Total Outstanding	9,342,335	100.0%	$73.8	21,607,500	100.0%	$57.0
Current Unit Price			$7.90			$2.64
Current Market Value of Purchased Units			$31.3			$22.1
Total Market Capitalization			$73.8			$57.0
1/14/09 Unit Price			$7.90			$2.64
% Premium			20.3%			21.2%
Purchase Price per Unit			$9.50			$3.20
30-day VWAP[1] (as of 1/14/09)			$7.39			$3.11
Offer Premium to 30-day VWAP			28.6%			2.8%
Cash Consideration Offered			$37.6			$26.8
Implied Equity Value			$88.8			$69.1
Less: Value of HLND Units Owned by HPGP			NA			(51.1)
Net Debt Outstanding[2]			256.5			0.3
Implied Enterprise Value			$345.2			$18.3
2008 EBITDA[2]			$67.0			
2009E EBITDA[3]			$41.4			
2010E EBITDA[3]			$48.0			
Implied Multiple of 2008 EBITDA			5.2x			
Implied Multiple of 2009E EBITDA			8.3x			
Implied Multiple of 2010E EBITDA			7.2x			
Total Purchase Price						$64.4
Total Implied Equity Value						$106.8
Total Net Debt						256.8
Total Implied Enterprise Value						$363.5
Implied Multiple of LTM EBITDA						5.3x
Implied Multiple of 2008 EBITDA						5.4x
Implied Multiple of 2009E EBITDA						8.8x
Implied Multiple of 2010E EBITDA						7.6x

[1] Based on Bloomberg
[2] Based on management guidance as of 12/31/08
[3] Based on management guidance

WACHOVIA SECURITIES

Project Double Barrel, 3/3/09 ■ 14

Returns Analysis Internal Rate of Return — Strip Case Cash On Cash Returns — Strip Case 60.0% 4.0x 3.5x 3.3x 48.0% 3.5x 50.0% 3.1x 2.8x 39.3% 3.0x 2.6x 40.0% 36.1% 2.4x 33.9% 2.5x 31.3% 2.1x 1.9x 30.0% 28.0% 2.0x 1.7x 21.7% 21.2% Cash on Cash 20.4% Internal Rate of Return 1.5x 20.0% 1.0x 10.0% 0.5x 0.0% 0.0x 2011 2012 2013 2011 2012 2013 7.0x EBITDA Exit Multiple 9.0x EBITDA Exit Multiple 11.0x EBITDA Exit Multiple 7.0x EBITDA Exit Multiple 9.0x EBITDA Exit Multiple 11.0x EBITDA Exit Multiple Internal Rate of Return — Upside Case Cash On Cash Returns — Upside Case 75.1% 5.0x 4.5x 80.0% 4.4x 4.5x 70.0% 4.0x 62.6% 62.5% 3.7x 4.0x 3.6x 60.0% 54.4% 53.2% 3.2x 3.5x 47.2% 2.9x 50.0% 44.3% 47.6% 3.0x 2.7x 40.5% 2.4x 40.0% Cash on Cash 2.5x 2.0x Internal Rate of Return 30.0% 1.5x 20.0% 1.0x 10.0% 0.5x 0.0% 0.0x 2011 2012 2013 2011 2012 2013 7.0x EBITDA Exit Multiple 9.0x EBITDA Exit Multiple 11.0x EBITDA Exit Multiple 7.0x EBITDA Exit Multiple 9.0x EBITDA Exit Multiple 11.0x EBITDA Exit Multiple Note: IRR and Cash on Cash Returns assumes a $9.50 and $3.20 purchase price of HLND units and HPGP units, respectively Cash on Cash Returns calculated as all equity receipts / equity investments Project Double Barrel, 3/3/09 15

Returns Sensitivity Analysis

5-Year Equity IRR – Strip Case

	Unit Price		% Prem/(Disc)[1]		Purchase	Market		TEV / 2009E	2013 Trailing EBITDA Exit Multiple					
	HLND	HPGP	HLND	HPGP	Price	Cap	TEV	EBITDA	7.0x	8.0x	9.0x	10.0x	11.0x	12.0x
Premium to Unit Price	$7.00	$2.20	(11.4%)	(16.7%)	$46.1	$75.3	$332.0	8.0x	26.1%	30.2%	33.8%	37.0%	39.8%	42.4%
	$7.50	$2.40	(5.1%)	(9.1%)	$49.8	$81.6	$338.3	8.2x	24.9%	28.9%	32.5%	35.7%	38.5%	41.1%
	$8.00	$2.60	1.3%	(1.5%)	$53.4	$87.9	$344.6	8.3x	23.7%	27.8%	31.3%	34.5%	37.3%	39.9%
	$8.50	$2.80	7.6%	6.1%	$57.1	$94.2	$350.9	8.5x	22.5%	26.6%	30.1%	33.3%	36.1%	38.7%
	$9.00	$3.00	13.9%	13.6%	$60.7	$100.5	$357.2	8.6x	21.5%	25.5%	29.0%	32.2%	35.0%	37.6%
	$9.50	$3.20	20.3%	21.2%	$64.4	$106.8	$363.5	8.8x	20.4%	24.5%	28.0%	31.1%	33.9%	36.5%

[1] Based on January 14, 2009 closing price of $7.90 and $2.64 for HLND and HPGP, respectively

5-Year Equity IRR – Upside Case

	Unit Price		% Prem/(Disc)[1]		Purchase	Market		TEV / 2009E	2013 Trailing EBITDA Exit Multiple					
	HLND	HPGP	HLND	HPGP	Price	Cap	TEV	EBITDA	7.0x	8.0x	9.0x	10.0x	11.0x	12.0x
Premium to Unit Price	$7.00	$2.20	(11.4%)	(16.7%)	$46.1	$75.3	$332.0	5.4x	50.5%	54.2%	57.4%	60.3%	63.0%	65.5%
	$7.50	$2.40	(5.1%)	(9.1%)	$49.8	$81.6	$338.3	5.6x	48.2%	51.9%	55.2%	58.1%	60.8%	63.3%
	$8.00	$2.60	1.3%	(1.5%)	$53.4	$87.9	$344.6	5.7x	46.1%	49.8%	53.1%	56.1%	58.7%	61.2%
	$8.50	$2.80	7.6%	6.1%	$57.1	$94.2	$350.9	5.8x	44.1%	47.8%	51.1%	54.1%	56.8%	59.3%
	$9.00	$3.00	13.9%	13.6%	$60.7	$100.5	$357.2	5.9x	42.2%	46.0%	49.3%	52.3%	55.0%	57.4%
	$9.50	$3.20	20.3%	21.2%	$64.4	$106.8	$363.5	6.0x	40.5%	44.2%	47.6%	50.5%	53.2%	55.7%

[1] Based on January 14, 2009 closing price of $7.90 and $2.64 for HLND and HPGP, respectively

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 16

Sources and Uses, Capitalization and Credit Metrics – Strip Case

Sources and Uses

($ in Millions)

Sources		Uses	
New Equity (Cash to Delever)	$89.2	Partial Repayment of Debt	$89.2
New Equity (Cash to HLND & HPGP)	64.4	Purchase of Public Equity	64.4
Revolver	2.0	Fees and Expenses	2.0
Total Sources	$155.6	Total Uses	$155.6

Pro Forma Capitalization

($ in Millions)	Pro Forma Capitalization $	Pro Forma Capitalization %	Cumulative PF 12/31/2009 Leverage [1]	Cumulative PF 12/31/2010 Leverage [2]
Revolver	$169.5	46.1%		
Total Senior Secured Debt	169.5	46.1%	4.0x	3.5x
Capital Leases	4.6	1.2%		
Total Debt	174.1	47.3%	4.1x	3.6x
Equity	194.0	52.7%		
Total Capitalization	$368.1	100.0%	8.7x	7.5x

[1] Based on Pro Forma 12/31/09 Adjusted EBITDA of: $42.4

[2] Based on Pro Forma 12/31/10 Adjusted EBITDA of: $49.0

Credit Metrics[1]

($ in Millions)	2008	Projected 2009	2010	2011	2012	2013
Revenue	$387.7	$309.9	$381.9	$418.3	$420.8	$421.6
% Growth	n/a	(20.1%)	23.2%	9.5%	0.6%	0.2%
EBITDA	$66.4	$42.4	$49.0	$66.5	$68.5	$69.5
% Margin	17.1%	13.7%	12.8%	15.9%	16.3%	16.5%
Less: Working Capital Usage		($3.4)	$0.7	$1.5	$0.2	$0.2
Less: Total Cash Interest Expense		7.0	7.2	10.6	13.9	15.1
Less: Maintenance Capital Expenditures		7.6	8.5	8.5	8.5	8.5
Less: Expansion Capital Expenditures		18.5	21.5	21.5	21.5	21.5
Free Cash Flow Before Debt Repayment		$12.6	$11.1	$24.4	$24.3	$24.2
Less: Capital Lease Payments		0.4	0.4	0.4	0.4	0.4
Excess Cash Flow Available for Debt Sweep, Incremental CapEx or Dividends		$12.2	$10.7	$24.0	$23.9	$23.8
Revolver (Repayments)/Borrowings		($4.2)	$26.7	$70.7	$8.1	$4.7
Equity (Infusion)/Dividend		$8.1	$37.4	$94.7	$32.0	$28.5
Cash Balance (End of Year)	$1.3	$1.3	$1.3	$1.3	$1.3	$1.3
Senior Secured Debt Balance (End of Year)	$169.5	$165.4	$192.1	$262.8	$270.9	$275.5
Total Debt Balance (End of Year)	$174.1	$169.5	$195.9	$266.2	$273.9	$278.1
Leverage Statistics						
Senior Secured Debt / EBITDA	2.6x	3.9x	3.9x	3.9x	4.0x	4.0x
Total Debt / EBITDA	2.6x	4.0x	4.0x	4.0x	4.0x	4.0x
EBITDA / Interest Expense	11.2x	6.0x	6.8x	6.3x	4.9x	4.6x

[1] Assumes 12/31/08 close

WACHOVIA SECURITIES

Project Double Barrel, 3/3/09 ■ 17

Sources and Uses, Capitalization and Credit Metrics – Upside Case

Sources and Uses

($ in Millions)

Sources		Uses	
New Equity (Cash to Deleveer)	$89.2	Partial Repayment of Debt	$89.2
New Equity (Cash to HLND & HPGP)	64.4	Purchase of Public Equity	64.4
Revolver	2.0	Fees and Expenses	2.0
Total Sources	$155.6	Total Uses	$155.6

Pro Forma Capitalization

($ in Millions)	Pro Forma Capitalization $	Pro Forma Capitalization %	Cumulative PF 12/31/2009 Leverage [1]	Cumulative PF 12/31/2010 Leverage [2]
Revolver	$169.5	46.1%		
Total Senior Secured Debt	169.5	46.1%	2.7x	2.3x
Capital Leases	4.6	1.2%		
Total Debt	174.1	47.3%	2.8x	2.4x
Equity	194.0	52.7%		
Total Capitalization	$368.1	100.0%	5.9x	5.0x
[1] Based on Pro Forma 12/31/09 Adjusted EBITDA of:			$62.0	
[2] Based on Pro Forma 12/31/10 Adjusted EBITDA of:				$73.2

Credit Metrics[1]

($ in Millions)	2008	2009	2010	2011	2012	2013
		Projected				
Revenue	$387.7	$421.2	$477.6	$517.0	$543.7	$543.0
% Growth	n/a	8.6%	13.4%	8.3%	5.2%	(0.1%)
EBITDA	$66.4	$62.0	$73.2	$78.1	$82.7	$81.7
% Margin	17.1%	14.7%	15.3%	15.1%	15.2%	15.0%
Less: Working Capital Usage		($1.7)	$1.1	$0.5	$0.5	$0.0
Less: Total Cash Interest Expense		8.2	10.2	13.6	16.4	17.8
Less: Maintenance Capital Expenditures		7.6	8.5	8.5	8.5	8.5
Less: Expansion Capital Expenditures		18.5	21.5	21.5	21.5	21.5
Free Cash Flow Before Debt Repayment		$29.4	$31.9	$34.0	$35.8	$33.8
Less: Capital Lease Payments		0.4	0.4	0.4	0.4	0.4
Excess Cash Flow Available for Debt Sweep, Incremental CapEx or Dividends		$29.0	$31.5	$33.6	$35.4	$33.4
Revolver (Repayments)/Borrowings		$74.1	$45.3	$20.0	$19.0	($3.7)
Equity (Infusion)/Dividend		$103.1	$76.8	$53.5	$54.4	$29.7
Cash Balance (End of Year)	$1.3	$1.3	$1.3	$1.3	$1.3	$1.3
Senior Secured Debt Balance (End of Year)	$169.5	$243.7	$289.0	$308.9	$327.9	$324.2
Total Debt Balance (End of Year)	$174.1	$247.8	$292.7	$312.3	$330.9	$326.8
Leverage Statistics						
Senior Secured Debt / EBITDA	2.6x	3.9x	3.9x	4.0x	4.0x	4.0x
Total Debt / EBITDA	2.6x	4.0x	4.0x	4.0x	4.0x	4.0x
EBITDA / Interest Expense	11.2x	7.5x	7.2x	5.7x	5.0x	4.6x

[1] Assumes 12/31/08 close

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 18

Sensitivities on Current Projections Project Double Barrel, 3/3/09 19

Returns Comparison Based on the offer prices of $9.50 per HLND unit and $3.20 per HPGP unit, strip commodity prices and a 9.0x exit multiple. Zero Growth Capex case removes all capital expenditures after February 2009 and removes the associated wedge EBITDA. NGL / Crude Oil correlation based on historical 10-year historical data as outlined on the following page. Impacts EBITDA in 2011, 2012 and 2013 LIBOR curve as of 2/27/09 from Wachovia Global Rates. All other variables held constant including 2/20/09 commodity prices. IRR Comparison — Strip Case Cash-on-Cash Comparison — Strip Case 30.0% 3.0x 2.7x 26.2% 26.1% 25.6% 2.5x 2.3x 25.0% 1.9x 1.9x 2.0x 20.0% 1.6x 15.0% 1.4x 1.8x 14.0% 1.5x 15.0% 1.6x 12.3% 14.7% 1.3x 13.4% 1.0x 10.0% 9.8% 0.5x 5.0% 0.0x 0.0% 2011 2012 2013 2011 2012 2013 Current Model Cash-on-Cash Zero Growth Capex Cash-on-Cash Current Model IRR Zero Growth Capex IRR 10-year NGL to Crude Ratio IRR 10-year NGL to Crude Ratio Cash-on-Cash Note: Cash on Cash Returns calculated as all equity receipts / equity investments Project Double Barrel, 3/3/09 20

NGL to Crude Correlations Mt. Belvieu Historical NGL to Crude Correlation Conway Historical NGL to Crude Correlation 110% 110% 100% 100% 100% 97% 95%94% 94% 92% 91% 90% 87% 87% 90% 85% 85% 84% 84% 83% 80% 81% 80% 80% 79% 80% 78% 80% 77% 76% 75% 73% 72% 72% 71% 70% 71% 70%69% 70% 67% 67% 70% 67% 68% 66% 65% 65% 64% 65% 62% 61% 60%59% 60%60% 59% 60% 58% 60% 50% 48% 50% 44% 44% 41% 40% 40% 36% 40% 36% 33% 29% 30% 30% 30% 24% 19% 20% 20% 10% 10% 0% 0% C2 C3 iC4 nC4 C5+ C2 C3 iC4 nC4 C5+ 1999 — 2008 Average (Sensitivity Case) 2004 — 2008 Average 2006 — 2008 Average 1999 — 2008 Average (Sensitivity Case) 2004 — 2008 Average 2006 — 2008 Average 2008 Average (Base Case) 7/08 — 12/08 Average 9/08 — 12/08 Average 2008 Average (Base Case) 7/08 - 12/08 Average 9/08 — 12/08 Average Source: Hiland management Project Double Barrel, 3/3/09 21

EBITDA Impact of Sensitivity Scenarios EBITDA Impact of NGL Correlation Averages EBITDA Impact of Zero Growth Capex Scenario $80$ 60 $54.3 $68.7 $70 $49.3 $63.2 $50 $46.0 $57.1 $43.8 $60$ 54.3 $40.3 $45.1 $46.0 $49.3 $40 $50 $41.3 $42.9 $43.8 $48.9 $39.4 $40.3 $40$ 44.1 $38.9 $30 $30$ 20.1 $21.3 $21.0 $20.6 $20.3 $20 $20 $10 $10 $0 2009 2010 2011 2012 2013 $0 2009 2010 2011 2012 2013 1999 — 2008 Avg (Sensitivity) 2004 — 2008 Average 2006 — 2008 Average EBITDA with Growth CapEx EBITDA with No Growth CapEx in Base Model 2008 Avg (Base) 7/08 — 12/08 Average 9/08 — 12/08 Average Growth CapEx Spend Source: Hiland management Project Double Barrel, 3/3/09 22

Capital Expenditure Sensitivity Project Double Barrel, 3/3/09 23

Go Private Assumptions – Capex Sensitivity

General Assumptions

- Elimination of future growth capital expenditures after February 2009.
- 4.0 million of HLND and 8.4 million units of HPGP are purchased for total consideration of $64.4 million.
  - $9.50 per HLND unit (20.3% premium to 1/14/09 close)
  - $3.20 per HPGP unit (21.2% premium to 1/14/09 close)
  - 9.0x 2009E EBITDA based on management guidance
- $1.0 million in savings from elimination of public company costs.
- Free cash flow used to repay revolver.
  - Dividends allowed to the extent that the debt balance will not exceed 4.0x EBITDA in the current year or future years
- Acquisition financed with revolver and cash from equity investor(s).
  - Target leverage at close of 4.0x 2009E EBITDA
  - Existing revolver remains in place
- Requires $93.6 million in additional equity to comply with debt covenants.
- Total cash outlay of $158.0 million.
- Interest expense based on current pricing grid.
- Commodity prices as of 2/20/09.
- LIBOR curve as of 2/27/09 from Wachovia Global Rates.

Purchase Price Analysis

($ in millions, except per unit amounts)	HLND			HPGP		
Current Units	Units	% of Total	$ Value (MM)	Units	% of Total	$ Value (MM)
Harold Hamm	0	0.0%	$0.0	13,244,675	61.3%	$35.0
HPGP Ownership	5,381,471	57.6%	42.5	0	0.0%	0.0
Purchased Units						
Other Insiders	58,748	0.6%	$0.5	203,808	0.9%	$0.5
Total Insiders	5,440,219	58.2%	43.0	13,448,483	62.2%	35.5
Institutional Ownership	2,529,290	27.1%	20.0	6,016,139	27.8%	15.9
Public Ownership	1,372,826	14.7%	10.8	2,142,878	9.9%	5.7
Total Purchased	3,960,864	42.4%	$31.3	8,362,825	38.7%	$22.1
Total Outstanding	9,342,335	100.0%	$73.8	21,607,500	100.0%	$57.0
Current Unit Price			$7.90			$2.64
Current Market Value of Purchased Units			$31.3			$22.1
Total Market Capitalization			$73.8			$57.0
1/14/09 Unit Price			$7.90			$2.64
% Premium			20.3%			21.2%
Purchase Price per Unit			$9.50			$3.20
30-day VWAP[1] (as of 1/14/09)			$7.39			$3.11
Offer Premium to 30-day VWAP			28.6%			2.8%
Cash Consideration Offered			$37.6			$26.8
Implied Equity Value			$88.8			$69.1
Less: Value of HLND Units Owned by HPGP			NA			(51.1)
Net Debt Outstanding[2]			256.5			0.3
Implied Enterprise Value			$345.2			$18.3
2008 EBITDA[2]			$67.0			
2009E EBITDA[3]			$40.3			
2010E EBITDA[3]			$45.1			
Implied Multiple of 2008 EBITDA			5.2x			
Implied Multiple of 2009E EBITDA			8.6x			
Implied Multiple of 2010E EBITDA			7.6x			
Total Purchase Price						$64.4
Total Implied Equity Value						$106.8
Total Net Debt						256.8
Total Implied Enterprise Value						$363.5
Implied Multiple of LTM EBITDA						5.3x
Implied Multiple of 2008 EBITDA						5.4x
Implied Multiple of 2009E EBITDA						9.0x
Implied Multiple of 2010E EBITDA						8.1x

[1] Based on Bloomberg
[2] Based on management guidance as of 12/31/08
[3] Based on management guidance

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 24

Returns Analysis – Capex Sensitivity

Internal Rate of Return – Strip Case



Internal Rate of Return
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
23.2%
21.6%
20.3%
12.3%
14.0%
14.7%
7.4%
4.2%
(1.7%)
2011
2012
2013
7.0x EBITDA Exit Multiple
9.0x EBITDA Exit Multiple
11.0x EBITDA Exit Multiple

Cash On Cash Returns – Strip Case



Cash on Cash
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
1.8x
2.0x
2.2x
1.4x
1.6x
1.8x
1.0x
1.1x
1.3x
2011
2012
2013
7.0x EBITDA Exit Multiple
9.0x EBITDA Exit Multiple
11.0x EBITDA Exit Multiple

5-Year Equity IRR – Strip Case

Premium to Unit Price	Unit Price		% Prem/(Disc)[1]		Purchase	Market		TEV / 2009E	2013 Trailing EBITDA Exit Multiple					
	HLND	HPGP	HLND	HPGP	Price	Cap	TEV	EBITDA	7.0x	8.0x	9.0x	10.0x	11.0x	12.0x
	$7.00	$2.20	(11.4%)	(16.7%)	$46.1	$75.3	$332.0	8.2x	12.3%	16.3%	19.7%	22.8%	25.5%	28.0%
	$7.50	$2.40	(5.1%)	(9.1%)	$49.8	$81.6	$338.3	8.4x	11.2%	15.2%	18.6%	21.7%	24.4%	26.9%
	$8.00	$2.60	1.3%	(1.5%)	$53.4	$87.9	$344.6	8.6x	10.2%	14.1%	17.6%	20.6%	23.3%	25.8%
	$8.50	$2.80	7.6%	6.1%	$57.1	$94.2	$350.9	8.7x	9.2%	13.1%	16.5%	19.6%	22.3%	24.7%
	$9.00	$3.00	13.9%	13.6%	$60.7	$100.5	$357.2	8.9x	8.3%	12.2%	15.6%	18.6%	21.3%	23.7%
	$9.50	$3.20	20.3%	21.2%	$64.4	$106.8	$363.5	9.0x	7.4%	11.3%	14.7%	17.6%	20.3%	22.8%

[1] Based on January 14, 2009 closing price of $7.90 and $2.64 for HLND and HPGP, respectively

Note: IRR and Cash on Cash Returns assumes a $9.50 and $3.20 purchase price of HLND units and HPGP units, respectively
Cash on Cash Returns calculated as all equity receipts / equity investments

WACHOVIA SECURITIES
Project Double Barrel, 3/3/09 ■ 25

Sources and Uses, Capitalization and Credit Metrics – Capex Sensitivity

Sources and Uses

($ in Millions)

Sources		Uses	
New Equity (Cash to Deleware)	$93.6	Partial Repayment of Debt	$93.6
New Equity (Cash to HLND & HPGP)	64.4	Purchase of Public Equity	64.4
Revolver	2.0	Fees and Expenses	2.0
Total Sources	$160.0	Total Uses	$160.0

Pro Forma Capitalization

($ in Millions)	Pro Forma Capitalization $	Pro Forma Capitalization %	Cumulative PF 12/31/2009 Leverage [1]	Cumulative PF 12/31/2010 Leverage [2]
Revolver	$165.1	44.9%		
Total Senior Secured Debt	165.1	44.9%	4.0x	3.6x
Capital Leases	4.6	1.2%		
Total Debt	169.7	46.1%	4.1x	3.7x
Equity	198.4	53.9%		
Total Capitalization	$368.1	100.0%	8.9x	8.0x
[1] Based on Pro Forma 12/31/09 Adjusted EBITDA of:			$41.3	
[2] Based on Pro Forma 12/31/10 Adjusted EBITDA of:				$46.1

Credit Metrics[1]

($ in Millions)	2008	Projected 2009	2010	2011	2012	2013
Revenue	$387.7	$238.2	$300.5	$318.0	$329.6	$337.1
% Growth	n/a	(38.6%)	26.1%	5.8%	3.6%	2.3%
EBITDA	$67.0	$41.3	$46.1	$40.4	$42.3	$43.9
% Margin	17.3%	17.3%	15.4%	12.7%	12.8%	13.0%
Less: Working Capital Usage		($3.5)	$0.6	($0.4)	$0.2	$0.2
Less: Total Cash Interest Expense		6.9	7.0	8.4	9.1	10.1
Less: Maintenance Capital Expenditures		7.6	8.6	8.6	8.6	8.6
Less: Expansion Capital Expenditures		6.6	0.0	0.0	0.0	0.0
Free Cash Flow Before Debt Repayment		$23.6	$30.0	$23.8	$24.4	$25.0
Less: Capital Lease Payments		0.3	0.3	0.3	0.3	0.3
Excess Cash Flow Available for Debt Sweep, Incremental CapEx or Dividends		$23.4	$29.8	$23.6	$24.1	$24.7
Revolver (Repayments)/Borrowings		($4.3)	$19.7	($22.8)	$8.1	$6.5
Equity (Infusion)/Dividend		$19.1	$49.4	$0.8	$32.2	$31.3
Cash Balance (End of Year)	$1.3	$1.3	$1.3	$1.3	$1.3	$1.3
Senior Secured Debt Balance (End of Year)	$165.1	$160.8	$180.5	$157.7	$165.8	$172.3
Total Debt Balance (End of Year)	$169.7	$165.1	$184.6	$161.5	$169.3	$175.6
Leverage Statistics						
Senior Secured Debt / EBITDA	2.5x	3.9x	3.9x	3.9x	3.9x	3.9x
Total Debt / EBITDA	2.5x	4.0x	4.0x	4.0x	4.0x	4.0x
EBITDA / Interest Expense	11.6x	6.0x	6.6x	4.8x	4.6x	4.3x

[1] Assumes 12/31/08 close

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 26

NGL Correlation Sensitivity Project Double Barrel, 3/30/09 27

Go Private Assumptions – NGL Correlation

General Assumptions

- 10-year NGL correlation with crude.
- 4.0 million of HLND and 8.4 million units of HPGP are purchased for total consideration of $64.4 million.
  - $9.50 per HLND unit (20.3% premium to 1/14/09 close)
  - $3.20 per HPGP unit (21.2% premium to 1/14/09 close)
  - 9.0x 2009E EBITDA based on management guidance
- $1.0 million in savings from elimination of public company costs.
- Free cash flow used to repay revolver.
  - Dividends allowed to the extent that the debt balance will not exceed 4.0x EBITDA in the current year or future years
- Acquisition financed with revolver and cash from equity investor(s).
  - Target leverage at close of 4.0x 2009E EBITDA
  - Existing revolver remains in place
- Requires $93.6 million in additional equity to comply with debt covenants.
- Total cash outlay of $158.0 million.
- Interest expense based on current pricing grid.
- Commodity prices as of 2/20/09.
- LIBOR curve as of 2/27/09 from Wachovia Global Rates.

Purchase Price Analysis

($ in millions, except per unit amounts)	HLND			HPGP		
Current Units	Units	% of Total	$ Value (MM)	Units	% of Total	$ Value (MM)
Harold Hamm	0	0.0%	$0.0	13,244,675	61.3%	$35.0
HPGP Ownership	5,381,471	57.6%	42.5	0	0.0%	0.0
Purchased Units						
Other Insiders	58,748	0.6%	$0.5	203,808	0.9%	$0.5
Total Insiders	5,440,219	58.2%	43.0	13,448,483	62.2%	35.5
Institutional Ownership	2,529,290	27.1%	20.0	6,016,139	27.8%	15.9
Public Ownership	1,372,826	14.7%	10.8	2,142,878	9.9%	5.7
Total Purchased	3,960,864	42.4%	$31.3	8,362,825	38.7%	$22.1
Total Outstanding	9,342,335	100.0%	$73.8	21,607,500	100.0%	$57.0
Current Unit Price			$7.90			$2.64
Current Market Value of Purchased Units			$31.3			$22.1
Total Market Capitalization			$73.8			$57.0
1/14/09 Unit Price			$7.90			$2.64
% Premium			20.3%			21.2%
Purchase Price per Unit			$9.50			$3.20
30-day VWAP[1] (as of 1/14/09)			$7.39			$3.11
Offer Premium to 30-day VWAP			28.6%			2.8%
Cash Consideration Offered			$37.6			$26.8
Implied Equity Value			$88.8			$69.1
Less: Value of HLND Units Owned by HPGP			NA			(51.1)
Net Debt Outstanding[2]			256.5			0.3
Implied Enterprise Value			$345.2			$18.3
2008 EBITDA[3]			$67.0			
2009E EBITDA[3]			$40.3			
2010E EBITDA[3]			$46.0			
Implied Multiple of 2008 EBITDA			5.2x			
Implied Multiple of 2009E EBITDA			8.6x			
Implied Multiple of 2010E EBITDA			7.5x			
Total Purchase Price						$64.4
Total Implied Equity Value						$106.8
Total Net Debt						256.8
Total Implied Enterprise Value						$363.5
Implied Multiple of LTM EBITDA						5.3x
Implied Multiple of 2008 EBITDA						5.4x
Implied Multiple of 2009E EBITDA						9.0x
Implied Multiple of 2010E EBITDA						7.9x

[1] Based on Bloomberg
[2] Based on management guidance as of 12/31/08
[3] Based on management guidance

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 28

RETURNS ANALYSIS – NGL CORRELATION

Internal Rate of Return – Strip Case


40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Internal Rate of Return
37.8%
34.2%
31.6%
26.2%
26.1%
25.6%
11.8%
15.9%
18.0%
2011
2012
2013
7.0x EBITDA Exit Multiple
9.0x EBITDA Exit Multiple
11.0x EBITDA Exit Multiple

Cash On Cash Returns – Strip Case


4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Cash on Cash
2.5x
3.0x
3.4x
1.9x
2.3x
2.7x
1.4x
1.7x
2.0x
2011
2012
2013
7.0x EBITDA Exit Multiple
9.0x EBITDA Exit Multiple
11.0x EBITDA Exit Multiple

5-Year Equity IRR – Strip Case

	Unit Price		% Prem/(Disc)[1]		Purchase	Market		TEV / 2009E	2013 Trailing EBITDA Exit Multiple					
	HLND	HPGP	HLND	HPGP	Price	Cap	TEV	EBITDA	7.0x	8.0x	9.0x	10.0x	11.0x	12.0x
Premium to Unit Price	$7.00	$2.20	(11.4%)	(16.7%)	$46.1	$75.3	$332.0	8.2x	23.1%	27.2%	30.8%	34.1%	36.9%	39.6%
	$7.50	$2.40	(5.1%)	(9.1%)	$49.8	$81.6	$338.3	8.4x	22.0%	26.1%	29.7%	32.9%	35.8%	38.4%
	$8.00	$2.60	1.3%	(1.5%)	$53.4	$87.9	$344.6	8.6x	20.9%	25.0%	28.6%	31.8%	34.7%	37.3%
	$8.50	$2.80	7.6%	6.1%	$57.1	$94.2	$350.9	8.7x	19.9%	24.0%	27.6%	30.7%	33.6%	36.2%
	$9.00	$3.00	13.9%	13.6%	$60.7	$100.5	$357.2	8.9x	18.9%	23.0%	26.6%	29.7%	32.6%	35.2%
	$9.50	$3.20	20.3%	21.2%	$64.4	$106.8	$363.5	9.0x	18.0%	22.1%	25.6%	28.7%	31.6%	34.2%

[1] Based on January 14, 2009 closing price of $7.90 and $2.64 for HLND and HPGP, respectively

Note: IRR and Cash on Cash Returns assumes a $9.50 and $3.20 purchase price of HLND units and HPGP units, respectively
Cash on Cash Returns calculated as all equity receipts / equity investments

WACHOVIA SECURITIES

Project Double Barrel, 3/3/09 ■ 29

Sources and Uses, Capitalization and Credit Metrics – NGL Correlation

Sources and Uses

($ in Millions)

Sources		Uses	
New Equity (Cash to Delever)	$93.6	Partial Repayment of Debt	$93.6
New Equity (Cash to HLND & HPGP)	64.4	Purchase of Public Equity	64.4
Revolver	2.0	Fees and Expenses	2.0
Total Sources	$160.0	Total Uses	$160.0

Pro Forma Capitalization

($ in Millions)	Pro Forma Capitalization		Cumulative PF 12/31/2009 Leverage [1]	Cumulative PF 12/31/2010 Leverage [2]
	$	%		
Revolver	$165.1	44.9%		
Total Senior Secured Debt	165.1	44.9%	4.0x	3.5x
Capital Leases	4.6	1.2%		
Total Debt	169.7	46.1%	4.1x	3.6x
Equity	198.4	53.9%		
Total Capitalization	$368.1	100.0%	8.9x	7.8x
[1] Based on Pro Forma 12/31/09 Adjusted EBITDA of:			$41.3	
[2] Based on Pro Forma 12/31/10 Adjusted EBITDA of:				$47.0

Credit Metrics[1]

($ in Millions)	2008	2009	2010	2011	2012	2013
		Projected				
Revenue	$387.7	$238.2	$301.4	$347.5	$363.9	$375.8
% Growth	n/a	(38.6%)	26.5%	15.3%	4.7%	3.3%
EBITDA	$67.0	$41.3	$47.0	$58.1	$64.2	$69.7
% Margin	17.3%	17.3%	15.6%	16.7%	17.6%	18.5%
Less: Working Capital Usage		($3.5)	$0.6	$1.0	$0.6	$0.5
Less: Total Cash Interest Expense		6.9	7.1	10.0	13.1	15.2
Less: Maintenance Capital Expenditures		7.6	8.7	9.0	9.4	9.7
Less: Expansion Capital Expenditures		20.1	21.3	21.0	20.6	20.3
Free Cash Flow Before Debt Repayment		$10.1	$9.4	$17.1	$20.5	$23.9
Less: Capital Lease Payments		0.3	0.3	0.3	0.3	0.3
Excess Cash Flow Available for Debt Sweep, Incremental CapEx or Dividends		$9.9	$9.1	$16.8	$20.2	$23.7
Revolver (Repayments)/Borrowings		($4.3)	$23.3	$44.3	$24.8	$22.2
Equity (Infusion)/Dividend		$5.5	$32.4	$61.1	$45.0	$45.9
Cash Balance (End of Year)	$1.3	$1.3	$1.3	$1.3	$1.3	$1.3
Senior Secured Debt Balance (End of Year)	$165.1	$160.8	$184.1	$228.5	$253.3	$275.5
Total Debt Balance (End of Year)	$169.7	$165.1	$188.2	$232.3	$256.8	$278.8
Leverage Statistics						
Senior Secured Debt / EBITDA	2.5x	3.9x	3.9x	3.9x	3.9x	4.0x
Total Debt / EBITDA	2.5x	4.0x	4.0x	4.0x	4.0x	4.0x
EBITDA / Interest Expense	11.6x	6.0x	6.7x	5.8x	4.9x	4.6x

[1] Assumes 12/31/08 close

Wachovia Securities

Project Double Barrel, 3/3/09 ■ 30